UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2025

Stonepeak-Plus Infrastructure Fund LP
(Exact Name of Registrant as Specified in Charter)

Delaware	000-56711	33-1582934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
55 Hudson Yards 550 W 34th Street, 48th Floor New York, NY (Address of Principal Executive Offices)	10001 (Zip Code)

(212) 907-5100
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

As of June 2, 2025, Stonepeak-Plus Infrastructure Fund LP (the “Fund”) sold unregistered limited partnership units (the “Units”) for aggregate consideration of approximately $286,133,731.(1) The following table provides details on the Units sold by the Fund (rounding to the nearest whole number):

	Number of Units Sold(2)	Aggregate Consideration
Class A-1a	8,307,358	$214,115,050
Class A-1b	1,357,950	$35,000,000
Class A-1c	1,163,957	$30,000,000
Class F-1	177,891	$4,585,000
Class X	94,423	$2,433,681

(1)
The Fund invests generally alongside another vehicle that is managed by Stonepeak-Plus Infrastructure Fund Advisors LLC, its investment advisor (the “Investment Advisor”), is organized outside of the United States, and has substantially similar investment objectives and strategies with the Fund (the Fund and such other vehicle, together, “SP+ INFRA”).

(2)
The number of Units sold by the Fund was finalized on June 30, 2025, following the calculation of the Fund’s transactional net asset value (“Transactional NAV”) per Unit for Class X as of May 31, 2025. The purchase price for each of Class A-1a, Class A-1b, Class A-1c, and Class F-1 of the Fund as of June 2, 2025 is the Transactional NAV per Unit for Class X as of May 31, 2025, which was the only outstanding class as of May 31, 2025. See Item 8.01 below for more information on the Fund’s Transactional NAV.

The offer and sale of the Units were made as part of the Fund’s continuous private offering and were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and Regulation D thereunder. Class A-1a Units, Class A-1b Units, Class A-1c Units and Class F-1 Units were sold to third-party investors, including through Stonepeak-Plus Infrastructure Fund (TE) LP, a Delaware limited partnership, for certain investors with particular tax characteristics, such as tax-exempt investors and non-U.S. investors. Class X Units were sold to officers of the Fund and operating partners, senior advisors and employees of affiliates of the Investment Advisor.

As of June 2, 2025, SP+ INFRA (inclusive of the Fund) sold interests for aggregate consideration of approximately $373,737,171. Since inception on May 2, 2025, through the date of filing of this Current Report on Form 8-K, SP+ INFRA (inclusive of the Fund) has sold interests for aggregate cash consideration of approximately $436,823,871 as part of its continuous private offering.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2025, Stonepeak-Plus Infrastructure Fund Associates LP, the general partner of the Fund (the “General Partner”) appointed Cyrus Gentry, the Chief Executive Officer of the Fund to the Fund’s board of directors (the “Board”) as a director, and both the General Partner and the Board appointed Robert Soderbery to the Board as an independent director. The Board also appointed Mr. Soderbery to the Audit Committee. The appointment of Mr. Gentry and Mr. Soderbery brings the total number of directors to six, three of whom are independent of the Fund, as determined by the Board.

Cyrus Gentry

Mr. Gentry is a Managing Director at Stonepeak Partners LP (together with subsidiaries and affiliated entities, “Stonepeak”). Mr. Gentry joined Stonepeak in 2017 and has played a senior role in the firm’s investing activities within the digital infrastructure sector in both North America and Europe. With over 14 years of relevant investing experience, Mr. Gentry plays a key role in implementing and managing the Fund’s strategy. Prior to Stonepeak, Mr. Gentry worked at BC Partners, Advent International and J.P. Morgan. Mr. Gentry received a Bachelor of Science in Applied Economics and Management from Cornell University. He currently sits on the Board of the South Street Seaport Museum in New York and serves as one of the Church Commissioners for the Church of England, who hold responsibility for managing the Church’s permanent endowment fund.

Mr. Gentry has not been appointed to serve as a director pursuant to any arrangement or understanding with the Fund or any other person and there are no transactions in which Mr. Gentry has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Gentry will not receive compensation for his role as a director.

Robert Soderbery

Mr. Soderbery served as the Executive Vice President and General Manager, Flash Business, of Western Digital Corporation, from 2020 to 2024. Prior to that, Mr. Soderbery served as president and board member of UpLift, Inc., a travel finance company, from 2017 to 2020. He has also served as an advisor to Rockwell Automation, Inc. since May 2017 and as managing member of Acclimate Ventures LLC, a consulting, advisory and investment firm, since 2016. Mr. Soderbery previously served as senior vice president and general manager, enterprise products, and in other senior leadership roles at Cisco Systems from 2009 to 2016. Prior to that, he served as senior vice president, storage and availability management group, and in other leadership roles at Symantec Corporation. Mr. Soderbery received a Bachelor of Science in Electrical Engineering from California Institute of Technology and a Master of Science in Computer Science from Stanford University.

Mr. Soderbery has not been appointed to serve as a director pursuant to any arrangement or understanding with the Fund or any other person and there are no transactions in which Mr. Soderbery has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Soderbery will receive the standard compensation paid by the Fund to its independent directors as further described in “Item 6. Executive Compensation – Compensation of Directors” of the Fund’s Registration Statement on Form 10 filed on January 31, 2025 (the “Form 10”), which description is incorporated herein by reference.

Item 8.01.	Other Events.

Transactional Net Asset Value

The Transactional NAV per Unit for Class X Units as of May 31, 2025 is $25.77.

As of May 31, 2025, no Class A-1a, Class A-1b, Class A-1c, Class D-1, Class D-2, Class I-1, Class I-2, Class S-1, Class S-2, Class F-1, Class F-2, Class F-3 or Class F-4 units were outstanding.

The Fund calculates Transactional NAV for purposes of establishing the price at which transactions in the Fund’s Units are made. A description of the Fund’s valuation process was included under “Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Unitholder Matters” of the Form 10. Transactional NAV is based on the month-end values of the Fund’s investments, the addition of the value of any other assets (such as cash on hand), and the deduction of the Fund’s liabilities, including certain fees and expenses, in accordance with the Fund’s valuation policy.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEPEAK-PLUS INFRASTRUCTURE FUND LP

	By:	/s/ Cyrus Gentry
		Name:	Cyrus Gentry
		Title:	Chief Executive Officer
Date: July 7, 2025

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